UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) March 17, 2008

VERI-TEK INTERNATIONAL, CORP.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

7402 W. 100th Place, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Grants and Awards to Executive Officers

On March 17, 2008, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Veri-Tek International, Corp. (the “Company”) approved performance goals for 2008 for the Company’s Executive Officer Cash Bonus Plan (“Bonus Plan”) and the amount of the cash bonuses to be paid to executive officers for 2007 pursuant to the Bonus Plan.

All executive officers of the Company and a number of other management employees are eligible participants in the 2008 Bonus Plan. In 2008, bonus-related performance for our executive officers will be measured against (1) a target amount of earnings before interest, taxes, depreciation and amortization (“EBITDA”) and (2) achievement of certain personal objectives. Of the maximum bonus, 60% will be attributable to attaining EBITDA performance and 40% will be based on meeting personal objectives. The maximum possible bonus payment pursuant to the 2008 Bonus Plan is equal to 100% of the executive’s base salary. For an executive officer to obtain the maximum bonus amount, 120% of the target EBITDA must be achieved and all the personal objectives must be accomplished. The bonuses as a percentage of base salary will be reduced corresponding to the percentage of the EBITDA target and personal objectives achieved. If EBITDA for fiscal 2008 is less than or equal to EBITDA for fiscal 2007, the EBITDA portion of the executives’ bonus will be zero.

Although bonuses pursuant to the 2008 Bonus Plan depend primarily on the achievement of the performance objectives described above, the Compensation Committee may adjust bonus measures and awards based on other financial or non-financial actions that the Committee believes will benefit long-term stockholder value.

The material features of the Company’s 2007 Bonus Plan were described in its Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2007, which description is incorporated herein by reference. The awards to Messrs. Langevin, Rooke and Gransee pursuant to the 2007 Bonus Plan were $276,250, $212,500, and $157,250, respectively.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

VERI-TEK INTERNATIONAL, CORP.

By:	/s/ David H. Gransee
Name:	David H. Gransee
Title:	Vice President and Chief Financial Officer

Date: March 21, 2008